                           ARTICLES OF INCORPORATION

                                      OF

                         HIGH VACUUM ELECTRONICS, INC.

KNOW ALL MEN BY THESE PRESENTS:

          That we, the undersigned, have this day voluntarily associated ourselves together for the purpose of forming a corporation under the laws of the State of California, and for that purpose do hereby adopt Articles of Incorporation as follows:

                                   ARTICLE I

          The name of this corporation is

                         HIGH VACUUM ELECTRONICS, INC.
                         -----------------------------

                                   ARTICLE II

          The principal office for the transaction of business of the corporation is to be located in the County of Los Angeles, State of California.

                                  ARTICLE III

          The specific business in which the corporation proposes primarily and initially to engage is the business of designing, engineering, manufacturing and selling high vacuum electronics products.

          The general purposes for which the corporation is formed are as follows:

          (a) To engage in the business of designing, engineering, buying, manufacturing, using, leasing, selling, distributing and marketing, including acting as a distributor, wholesaler or retailer, and to engage in any business related or unrelated to those purposes described above, and to engage in any business from time to time authorized or approved by the Board of Directors of this corporation.

          (b) To carry on any other lawful business whatsoever, which the corporation may deem proper or convenient or capable of being carried on in connection with the foregoing, or otherwise, or which may be calculated, directly or indirectly, to promote the interests of the corporation or to enhance the value of its property and to have, enjoy and exercise all the rights, powers and privilege, which are now or which may hereafter be conferred upon corporations by the laws of the State of California, including the right to enter into partnerships and joint ventures and to do any and all of the things hereinbefore set forth as principal and agent to the same extent as natural persons might or could do, and in any part of the world.

                                   ARTICLE IV

          The total number of shares which the corporation is authorized to issue is 4,000. The aggregate par value of said shares shall be One Hundred Thousand Dollars ($100,000.00) and the par value of each share shall be Twenty Five Dollars ($25.00). No distinction shall exist between shares of the corporation or the holders thereof.

                                   ARTICLE V
          (a) The directors of the corporation shall be three (3) in number. This number shall constitute the Board of Directors of the corporation until changed by an amendment to these Articles of Incorporation or by an amendment to the By-Laws of the corporation duly adopted by the shareholders. Authority is hereby given for the adoption by the shareholders of a provision in the By-Laws concerning the number of directors of the corporation and changes therein.

          (b) The names and addresses of the persons who are appointed to act as the first directors are:

               Name of Director                 Address
               ----------------                 -------

               Harry B. Boller          1300 Milan Avenue
                                        South Pasadena, California

               Clyde C. Chivens         2273 Queensbury Road
                                        Pasadena, California

               Foster H. Campbell       1217 Linda Vista
                                        Pasadena, California

                                  ARTICLE VI

          The directors shall adopt By-Laws which shall remain in effect until the same or other By-Laws are adopted by the shareholders of the corporation.

          IN WITNESS WHEREOF, we, the undersigned, constituting the incorporators of the corporation and the persons above-named as the first directors of the corporation, have executed these Articles of Incorporation on this 7th day of February, 1964.

                              __________________________________
                              Harry B. Roller


                              __________________________________
                              Clyde C. Chivens


                              __________________________________
                              Foster H. Campbell

STATE OF CALIFORNIA

COUNTY OF LOS ANGELES

          On _____________________, 1964, before me, __________________, a
Notary Public in and for said County and State, personally appeared Harry B. Boller, Clyde C. Chivens and Foster H. Campbell, known to me to be the persons whose names are subscribed to the foregoing Articles of Incorporation, and acknowledged to me that they executed the same.

          WITNESS my hand and official seal.

                              _____________________________________
                              Notary Public in and for said County and State

                  CERTIFICATE OF DETERMINATION OF PREFERENCES

                PREFERRED STOCK OF HIGH VACUUM ELECTRONICS, INC.

F. H. Campbell and Marge E. Casten certify that:

          1. They are the President and the Assistant Secretary, respectively, of HIGH VACUUM ELECTRONICS, INC., a California corporation.
   -----------------------------

          2. The By-Laws of said corporation authorize the directors to adopt any resolutions by unanimous written consent without a meeting. Pursuant to authority conferred upon the Board of Directors of said corporation by its Articles of Incorporation and pursuant to the provisions of Section 1102 of the California Corporations Code, by unanimous written consent of the Board of Directors of said corporation dated December 3, 1969, the following resolution was adopted:

               "RESOLVED, that this Board of Directors does hereby provide for the issue of an initial series of Preferred Stock of this corporation and does hereby fix and determine the rights, preferences, restrictions and other matters relating to said initial series of Preferred Stock as follows:

               1.   Designation and Number of Shares:  This initial series of
                    --------------------------------
     Preferred Stock shall be designated and known as the 4% Cumulative Convertible Preferred Series, $100 par value (the "4% Preferred Series"), and the number of shares constituting the 4% Preferred Series shall be 750 shares.

               2.   Dividend Rights.  The holders of the outstanding shares of
                    ---------------
     the 4% Preferred Series shall be entitled to receive when and as declared by the Board of Directors, out of funds legally available therefor, dividends at the rate of four percent

     (4%) per annum of the par value thereof, and no more, payable in cash quarterly to the shareholders of record on the fifteenth day of each February, May, August and November in each year. Such dividends shall accrue on each share from the date of its original issuance and shall accrue from day to day, whether or not earned or declared. Such dividends shall be cumulative so that if such dividends in respect of any previous quarterly dividend period and for the current quarterly dividend period at the rate of four percent (4%) per annum shall not have been paid on or declared and set apart for shares of the 4% Preferred Series at the time outstanding, the deficiency shall be fully paid on or declared and set apart for such shares before any dividend or other distribution shall be paid on or declared or set apart for the Common Stock of this corporation.

               3.   Liquidation Preference.  In the event of a voluntary or
                    ----------------------
     involuntary liquidation, dissolution or winding up of this corporation, each holder of a share of the 4% Preferred Series shall be entitled to receive out of the assets of this corporation, whether such assets are capital or surplus of any nature, an amount equal to $100 per share and any accrued and unpaid dividends, and no more, before any payment shall be made or any assets distributed to the holders of the Common Stock of this corporation.

               If upon such liquidation, dissolution or winding up, whether voluntary or involuntary, the assets available for such distribution among the holders of the 4% Preferred Series shall be insufficient to permit the payment to such holders of the full preferential amounts aforesaid, then the entire assets of this corporation to be distributed shall be distributed ratably among such holders on the basis of their respective ownership of shares of the 4% Preferred Series.

               A consolidation or merger of this corporation with or into any other corporation or corporations, or a sale of all or substantially all of the assets of this corporation, shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this paragraph.

               4.   Voting Rights.  The holders of shares of the 4% Preferred
                    -------------
     Series shall be entitled to cast one vote for each share held for the election of directors and on all other matters to be voted on by the shareholders of this corporation.

               5.   Conversion Rights.  The 4% Preferred Series shall be
                    -----------------
     convertible, at the option of the respective holders thereof, into shares of the $.10 par value Common Stock of this corporation from and after such time as the Securities and Exchange Commission declares effective a Registration Statement of this corporation filed pursuant to the Securities Act of 1933 for the purpose of offering such Common Stock for sale to the public through and underwriter. From and after such time as the Securities and Exchange Commission declares effective such a Registration Statement, each share of the 4% Preferred Series shall be convertible into a number of shares of $.10 par value Common Stock of this corporation determined by dividing into $100 the price per share at which such Common Stock is initially offered by the underwriter to the public. At such time as this corporation files with the Securities and Exchange Commission a Registration Statement for the purpose of offering such Common Stock to the public through an underwriter, notice of such filing, by mail, postage prepaid, shall be given to the holders of record of the 4% Preferred Series, such notice to be addressed to each such shareholder at his post office address shown by the records of this corporation.

               6.   Sinking Fund.  On or before August 1, 1979, this corporation
                    ------------
     shall create with funds of the corporation a sinking fund (the "Fund") for the purchase or redemption of the 4% Preferred Series. The amount of the Fund shall be equal to the amount sufficient to redeem all the shares of 4% Preferred Series then outstanding (the amount of the Fund is sometimes referred to as the "Redemption Amount"). In the event sufficient funds are not available on or before August 1, 1979 to purchase or redeem all of the outstanding shares of the 4% Preferred Series, additional funds of the corporation shall be set aside in the Fund, as such funds become available, until all the outstanding share of the 4% Preferred Series shall have been purchased or redeemed. The Fund shall be applied in accordance with the provisions of paragraph 7 below and shall continue in existence until such time as all shares of the 4% Preferred Series shall have been redeemed or purchased by the corporation or converted into shares of Common Stock, at which time the Fund shall terminate and all sums remaining in the Fund shall become part of the general funds of the corporation.

               7.   Redemption Rights.  On September 1, 1979, this corporation
                    -----------------
     shall, to the extent the Redemption Amount is legally available therefor, redeem all the then outstanding shares of the 4% Preferred Series (or such lesser number as may be legally permitted) by paying in cash therefor, upon surrender of such shares, $100 for each share so redeemed, plus an amount equal to all dividends on the 4% Preferred Series, unpaid and accumulated as provided for above, to and including the date fixed for redemption. If such redemption involves less than all of the outstanding shares of 4% Preferred Series, the Board of Directors shall determine the specific shares to be redeemed by lot or pro-rata, as deemed appropriate by the Board of Directors.

               On August 1, 1979, this corporation shall mail, postage prepaid, written notice to the holders of record of the 4% Preferred Series to be redeemed, and each holder of shares of 4% Preferred Series to be so redeemed shall surrender the certificates evidencing such shares to the corporation at the place designated in such notice and shall thereupon be entitled to receive such cash payment. If such notice of redemption shall have been duly given and if on September 1, 1979 the Redemption Amount is legally available for such redemption, all rights with respect to all shares of 4% Preferred Series noticed for redemption shall cease, notwithstanding the failure to surrender any certificates therefor, except the right to receive such cash payment, without interest, upon surrender of the certificates evidencing such shares. If less than all of the outstanding shares of 4% Preferred Series shall have been purchased or redeemed by the corporation on or before September 1, 1979 by reason of the Redemption Amount being insufficient or legally unavailable to purchase or redeem all such shares, the corporation shall, on January 1, 1980, and subsequently on the first day of July and January of each succeeding year until such time as all outstanding shares of 4% Preferred Series shall have been redeemed or purchased by the corporation or converted into shares of Common Stock of the corporation, apply the entire amount of the Fund legally available therefor to the purchase or redemption of outstanding shares of 4% Preferred Series."

          3. The authorized number of shares of Preferred Stock of this corporation is 5,000 shares constituting the 4% Cumulative Convertible Preferred Series, $100 par value, which this corporation is authorized to issue is 750 shares, and none of such shares has been issued.

          Executed this 4th day of December, 1969, at Santa Barbara, California.

                              _________________________________________
                              F. H. Campbell, President


                              _________________________________________
                              Margie E. Casten, Assistant Secretary

                              VERIFICATION

          F. H. Campbell and Margie E. Casten each declare under penalty of perjury that they are the President and Assistant Secretary, respectively, of High Vacuum Electronics, Inc., a California corporation, and that the matters set forth in the foregoing Certificate of Determination are true and correct.

          Executed at Santa Barbara, California, on December 4, 1969.


                              _________________________________________
                              F. H. Campbell, President


                              _________________________________________
                              Margie E. Casten, Assistant Secretary

                           CERTIFICATE OF AMENDMENT
                                      OF
          ARTICLES OF INCORPORATION OF HIGH VACUUM ELECTRONICS, INC.

F. H. Campbell and Margie E. Casten certify that:

          1. They are the President and the Assistant Secretary, respectively of HIGH VACUUM ELECTRONICS, INC., a California corporation.

          2. The By-Laws of said corporation authorize the directors to amend the Articles of Incorporation of said corporation by unanimous written consent; by unanimous written consent of the Board of Directors of said corporation dated December 3, 1969, the following resolutions were adopted:

               "RESOLVED: That Article I of the Articles of Incorporation of this corporation be amended to read as follows:

               `The name of this corporation is KILOVAC CORPORATION.'"

               "RESOLVED FURTHER: That Article IV of the Articles of Incorporation of this corporation be amended to read as follows:

               `This corporation is authorized to issue two classes of stock which shall be designed Preferred Stock and Common Stock, respectively. The total number of shares which this corporation is authorized to issue is 305,000 shares of two classes, consisting of 300,000 shares of Common Stock without series and with a par value of $.10 per share, and 5,000 shares of Preferred Stock, $100 par value.

          The aggregate par value of all shares of stock that are to have a par value shall be $530,000.

               `Upon the amendment of this Article IV to read as herein set forth, each outstanding share of a par value of $25.00 is hereby classified and converted into 500 shares of Common Stock of a par value of $.10 per share.

               `The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the corporation may, in their unlimited and unrestricted discretion, fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices and the liquidation preferences of any wholly unissued series of shares of Preferred Stock and the number of shares constituting any series and the designations of such series; and increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. Incase the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the resolution originally fixing the number of such series.'"

          3. The shareholders have adopted said amendment by unanimous written consent. The wording of the amended article, as set forth in the shareholders' written consent, is the same as that set forth in the directors' resolution in paragraph 2 above.

          4. The total number of shares represented by written consent is 200, the total number of shares entitled to vote on or consent to the amendment is 200.

                              ______________________________________
                              F. H. Campbell, President


                              ______________________________________
                              Margie E. Casten, Assistant Secretary

                              VERIFICATION

          Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct. Executed at Santa Barbara, California, on December 4, 1969.

                              _____________________________________


                              _____________________________________

                           CERTIFICATE OF OWNERSHIP
                              KILOVAC CORPORATION

          KILOVAC CORPORATION, a California corporation, does hereby certify that:
          1. Kilovac Corporation owns all of the issued and outstanding shares of the capital stock of Penta Laboratories, Inc., a California corporation.

          2. By a Written Consent to Action, dated May 5, 1970, executed by each member of the Board of Directors of Kilovac Corporation pursuant to the Corporations Code of the State of California and the By-Laws of said corporation, the following resolutions were adopted:

               "WHEREAS, this corporation owns all of the issued and outstanding shares of the capital stock of Penta Laboratories, Inc.; and

               "WHEREAS, it is deemed to be in the best interests of this corporation and its shareholders that Penta Laboratories, Inc. be merged into this corporation;

               "NOW, THEREFORE, BE IT RESOLVED, that this corporation merge Penta Laboratories, Inc., its wholly owned subsidiary, into itself and assume all of the obligations of said subsidiary pursuant to Section 4124 of the Corporations Code of California; and

               "RESOLVED FURTHER, that the President and the Secretary of an Assistant Secretary of this corporation be and they hereby are authorized and directed to execute and file a Certificate of Ownership pursuant to Section 4124 of the Corporations Code of California, and to do any and all things and to execute any and all documents which they consider necessary and proper in order to consummate said merger.

          IN WITNESS WHEREOF, Kilovac Corporation has executed this Certificate this 14th day of January, 1971.

                                   KILOVAC CORPORATION



                                   By   _______________________________________
                                        Foster H. Campbell, President


                                   By   _______________________________________
                                        Margie E. Casten, Assistant Secretary

          Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct.

          Executed at Santa Barbara, California, January 14th, 1971.

                                        _______________________________________
                                        Foster H. Campbell, President


                                        _______________________________________
                                        Margie E. Casten, Assistant Secretary

                           CERTIFICATE OF OWNERSHIP
                              KILOVAC CORPORATION

          KILOVAC CORPORATION, a California corporation, does hereby certify that:
          1. Kilovac Corporation owns all of the issued and outstanding shares of the capital stock of Penta Laboratories, Inc., a California corporation.

          2. By a Written Consent to Action, dated May 5, 1970, executed by each member of the Board of Directors of Kilovac Corporation pursuant to the Corporations Code of the State of California and the By-Laws of said corporation, the following resolutions were adopted:

               "WHEREAS, this corporation owns all of the issued and outstanding shares of the capital stock of Penta Laboratories, Inc.; and

               "WHEREAS, it is deemed to be in the best interests of this corporation and its shareholders that Penta Laboratories, Inc. be merged into this corporation;

               "NOW, THEREFORE, BE IT RESOLVED, that this corporation merge Penta Laboratories, Inc., its wholly owned subsidiary, into itself and assume all of the obligations of said subsidiary pursuant to Section 4124 of the Corporations Code of California; and

               "RESOLVED FURTHER, that the President and the Secretary of an Assistant Secretary of this corporation be and they hereby are authorized and directed to execute and file a Certificate of Ownership pursuant to Section 4124 of the Corporations Code of California, and to do any and all things and to execute any and all documents which they consider necessary and proper in order to consummate said merger.

          IN WITNESS WHEREOF, Kilovac Corporation has executed this Certificate this 14th day of January, 1971.

                                   KILOVAC CORPORATION



                                   By   _______________________________________
                                        Foster H. Campbell, President


                                   By   _______________________________________
                                        Margie E. Casten, Assistant Secretary

          Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct.

          Executed at Santa Barbara, California, January 14th, 1971.

                                        _______________________________________
                                        Foster H. Campbell, President


                                        _______________________________________
                                        Margie E. Casten, Assistant Secretary

                  CERTIFICATE OF DETERMINATION OF PREFERENCES
                                       OF
                     PREFERRED STOCK OF KILOVAC CORPORATION


F. H. Campbell and Margie E. Casten certify that:

          1. They are the President and the Assistant Secretary, respectively, of KILOVAC CORPORATION, a California corporation.

          2. The Articles of Incorporation of said corporation, as amended, authorize the issuance of 5,000 shares of preferred stock, par value $100 per share, from time to time, in one or more series, and authorize the Board of Directors by resolution to fix the rights, privileges and preferences thereof and the number of shares constituting any unissued series of preferred stock and the designation of such series, and that pursuant thereto the Board of Directors of said corporation, at a meeting duly held on January 31, 1971, in Santa Barbara, California, at which meeting a quorum was present and acting throughout, did duly adopt the following resolution:

               "RESOLVED, that this Board of Directors does hereby provide for the issuance of an additional series of Preferred Stock of this corporation and does hereby fix and determine the rights, preferences, restrictions and other matters relating to said additional series of Preferred Stock as follows:

          1.   Designation and Number of Shares.  This series of Preferred Stock
               --------------------------------
shall be designated and known as the 7% Class C Convertible Preferred Stock, $100 par value (the "Class C Stock"), and the number of shares constituting the Class C Stock shall be 1,000 shares.

          2.   Class C Stock Dividends.  The holders of Class C Stock shall be
               -----------------------
entitled to receive dividends at the rate of 7% per annum on the par value thereof, payable in cash. Dividend payments shall be made quarterly on March 31, June 30, September 30 and December 31 of each year, or at such lesser intervals as the Board of Directors may from time to time determine. Such dividends shall accrue from the date of issuance of the respective shares of Class C Stock and shall be deemed to accrued from day to day whether or not earned or declared. Such dividends shall be payable before any dividends shall be declared or paid or set apart for the Common Stock, and shall be cumulative so that if in any year or years dividends upon the outstanding Class C Stock at the rate of 7% per annum of the par value thereof shall not have been paid thereon or set apart therefor, the amount of the deficiency shall be fully paid or declared and set apart for payment, but without interest, before any distribution, whether by way of dividend or otherwise, shall be declared or paid upon or set apart for the Common Stock.

          3.   Liquidation Preferences.
               -----------------------
               (a) In the event of a voluntary or involuntary liquidation, dissolution or winding up of this corporation, the holders of Class C Stock shall be entitled to receive out of the assets of this corporation, whether such assets are capital or surplus of any nature, an amount equal to the par value of the Class C Stock; and, in addition to such amount, a further amount equal to the dividends unpaid and accumulated thereon, as provided in Section 2 above to the date of such distribution, whether earned or declared, or not, all on a parity with the shares of the Company's 4% Preferred Series then outstanding and with the shares of any other series of Preferred Stock that by its terms is entitled to participate on a parity with the 4% Preferred Series.

               (b) If upon such liquidation, dissolution or winding up, whether voluntary or involuntary, the assets thus distributed among the holders of the Class C Stock shall be insufficient to permit the payment to such shareholders of the full preferential amounts aforesaid, then the entire assets of this corporation to be distributed shall be distributed ratably among the holders of the 4% Preferred Series, the Class C Stock and any other series of Preferred Stock that by its terms is to share in such distribution with the 4% Preferred Series.

               (c) A consolidation or merger of this corporation with or into any other corporation or corporations shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this paragraph.

          4.   Voting Rights.  Except as otherwise provided hereinafter, the
               -------------
holders of the shares of Class C Stock shall be entitled to one vote per share and to vote on all matters on which holders of common stock of the Corporation are entitled to vote. If, however: (i) all quarterly dividends cumulated on the Class C Stock as of March 31, 1973, shall not have been paid in full by April 15, 1973; or (ii) any cumulated dividends payable on the Class C Stock for any year subsequent to March 31,1973 shall not have been paid in full as of April 15 of any year subsequent to 1973; or (iii) the corporation shall fail to create a Sinking Fund at the times and to the extent provided for in Section 6 hereof; or (iv) the corporation issues any further shares of Class C Stock (except as provided in Section 8 hereof) or declares a dividend on its Common Stock without the prior written consent of the holders of the Class C Stock; or
(v) the holders of any class of stock of the corporation (other than common stock) are entitled, pursuant to the terms of the instrument creating such class, to elect a majority of the Board of Directors, then the holders of the Class C Stock as a class shall be entitled to elect one director to the Board of Directors (subject only to the prior right of the corporation's Class B Stock to elect two-thirds of the members thereof in such events) until all defaults giving rise to the special voting rights of the holders of Class C Stock have been cured or waived, at which time the voting rights shall revert to their status prior to the occurrence of such defaults. Any officer, director, or shareholder may call a special meeting of all shareholders of the corporation in the manner prescribed in the By-Laws for the purpose of electing a director pursuant to this Section, and for such purpose shall have access to the records of the corporation upon such defaults. Upon restoration of full voting rights to their previous status, the term of the director elected by the holders of the Class C Stock shall expire and a special meeting of all shareholders may be called to elect a number of directors sufficient to fill all existing positions, or the Board of Directors, if permitted by the By-Laws, may fill such vacancy.

          5.   Redemption.  The corporation may at any time, at the option of
               ----------
the Board of Directors, redeem the whole or from time to time any part of the Class C Stock, by paying in cash for each share an amount equal to the par value of each share plus an amount equal to all dividends accrued, unpaid and accumulated thereon as provided in Section 2 hereof to and including the date fixed for redemption, the total of such amounts being hereinafter referred to as the "redemption price". Should only a part of the Class C Stock outstanding be redeemed, such redemption shall be effected by lot as prescribed by the Board of Directors or pro rata. No Class C Stock may be redeemed unless all accrued dividends as provided for in Section 2 hereof on all outstanding shares of Class C Stock shall have been paid for all past dividend periods and full dividends as provided for in Section 2 hereof for the current period declared upon all Class C Stock, except the shares to be redeemed. At least sixty (60) days prior notice by mail, postage prepaid, shall be given to each holder of record of the shares of Class C Stock to be redeemed, at his last known address shown on the records of the corporation. On or before the date fixed for redemption, each holder of Class C Stock called for redemption shall, unless he shall have previously exercised his option to convert his Class C Stock as provided in Section 7 hereof, surrender his certificate for such shares to the corporation at the place designated in the notice of redemption and shall thereupon be entitled to receive payment of the redemption price. In case less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If such redemption notice shall have been duly given and if on the date fixed for redemption, funds necessary for the redemption shall be legally available therefor, then all rights with respect to such shares so called for redemption, whether or not surrendered, shall terminate except for the right of interest upon surrender of such certificates therefor to the date fixed for redemption.

          6.   Sinking Fund.
               ------------
               (a) On or before March 31, 1982 the corporation shall create from the net earnings of the corporation for any preceding fiscal year or years, after full payment or provision of repayment of dividends on the Class C Stock and all other shares of the corporation ranking prior to or on a parity with the Class C Stock for all prior fiscal years through the end of the last preceding dividend period for such shares, as a sinking fund for the purchase or redemption of the Class C Stock (hereinafter called the "Sinking Fund"), cash, bonds or other certificates of indebtedness of the United States of America or corporate bonds, rated A or better by any of the standard bond rating services and listed on the New York Stock Exchange, in a sum equal to 33-1/3% of the par value of the total number of shares of Class C Stock originally outstanding. On or before each of March 31, 1983 and March 31, 1984, the corporation shall add to the Sinking Fund, from net earnings as aforesaid, an additional sum in each case equal to 33-13/% of the par value of the total number of shares of Class C Stock originally outstanding. if on any March 31 referred to above the net earnings after such payment or provision for payment of dividends shall be insufficient to discharge the applicable Sinking Fund requirement in full, then the net earnings shall be set aside for the Sinking Fund. The Sinking Fund requirements shall be cumulative so that if for any year or years the requirements shall not be fully discharged the net earnings, after payment or provisions for dividends, for each fiscal year thereafter shall be applied thereto until the requirements are fully discharged.

               (b) On or before June 30 in each of the years 1982, 1983 and 1984, respectively, the cash or bonds in the Sinking Fund as of such date shall be used to acquire one-third of the total number of shares of Class C Stock originally outstanding to the extent of the amount then in the Sinking Fund, by purchase, at a price or prices not exceeding the par value thereof, or by redemption, at the par value thereof, in the manner provided in Section 5 hereof, in each case plus accrued dividends thereon to the date of such purchase or redemption which shall be paid from the general funds of the corporation and not from the Sinking Fund, or by both such purchase and such redemption. Upon retirement of all Class C Stock, any cash or bonds remaining in the Sinking Fund in excess of that required to complete payment for any shares purchased or agreed to be purchased, or to redeem shares called for redemption through the operation of the Sinking Fund, shall become a part of the general funds of the corporation.

          7.   Conversion Rights.
               -----------------
               (a) The holder of any share or shares of Class C Stock shall have the right, at this option, at any time after December 31, 1971, subject to the terms and provisions of this Section 7, to convert any such share or shares of Class C Stock (valuing each Class C share at $100 for the purpose of such conversion) into shares of Common Stock of the corporation, initially at the price of $3.354 per share of Common Stock, or in case an adjustment of such amount has taken place pursuant to the provisions of this Section 7 hereof, then at the amount as last adjusted (said initial or adjusted price being referred to herein as the "conversion price"), upon surrender of the certificate or certificates for such share or shares of Class C Stock to the corporation at any time during usual business hours at the office of the corporation or at the office of any transfer agent for the shares of Class C Stock or at such other place, if any, as the Board of Directors shall determine, together with written notice (hereinafter referred to as the "conversion notice"), that the holder elects to convert such share or shares of Class C Stock into Common Stock in accordance with the provisions hereof, and specifying the name or names in which the shares of stock issuable upon such conversion shall be registered, together with the addresses of the persons so named, and accompanied by a written instrument or instruments of transfer in form satisfactory to the corporation duly executed by the holder or his attorney duly authorized in writing. In the event the names so specified are different from the name of the registered holder of the Class C Stock so converted, the holder shall also furnish the corporation with evidence satisfactory to it that registration of such shares is not required under the Securities Act of 1933, as then in effect, and, if the corporation's counsel shall advise it to do so, the corporation shall have the right to place on the certificates evidencing such shares an appropriate legend restricting the transfer thereof.

               (b) As promptly as practicable after the surrender, as herein provided, of any certificate or certificates for such share or shares of Class C Stock for conversion, and the receipt of the conversion notice relating thereto, the corporation shall deliver or cause to be delivered at said office to or upon the written order of the person for whose account such share or shares of Class C Stock were so surrendered, certificates representing the number of fully-paid and non-assessable shares of Common Stock of the corporation to which he shall be entitled, imprinted with a legend restricting the transfer thereof, if appropriate, together with a cash adjustment for any fraction of a share as hereinafter stated if not evenly convertible plus all dividends accrued and unpaid thereon to the date of conversion. Subject to the following provisions of this paragraph 7 hereof, such conversion shall be deemed to have been made at the close of business on the date of such surrender of the share or shares of Class C Stock to be converted and the person or persons entitled to receive the shares of Common Stock upon conversion of such share of Class C Stock shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time and such conversion shall be at the conversion price in effect at such time.

               (c) Adjustments to conversion price shall be made as follows:

               (i) Subject to the exceptions referred to below, in case the corporation shall at any time or from time to time after the date hereof issue any additional shares of Common Stock for a consideration per share less than the conversion price in effect immediately prior to the issuance of such additional shares, or without consideration, then, and thereafter successively upon each such issuance, the conversion price in effect immediately prior to the issuance of such additional shares shall forthwith be reduced to a price determined by dividing an amount equal to

          (x) the total number of shares of Common Stock outstanding immediately prior to such issuance, multiplied by the conversion price in effect immediately prior to such issuance, plus (y) the consideration, if any, received by the corporation upon such issuance, by the total number of shares of common stock outstanding immediately after the issuance of such additional shares.

               For the purposes of any adjustment as provided in this Section 7(c), the following provisions shall also be applicable:

                    (A) In case of the issuance of additional shares of Common Stock solely for cash, the consideration received by the corporation therefor shall be deemed to be the net cash proceeds received by the corporation for such shares before deducting any commissions or other expenses paid or incurred by the corporation for any underwriting of, or otherwise in connection with, the issuance of such shares.

                    (B) In case of the issuance by the corporation of (i) any security that is convertible into shares of Common Stock of the corporation (other than the Class C Stock, the corporation's 7% Class B Convertible Preferred Stock and any other shares of convertible preferred stock outstanding on March 1, 1971, or (ii) any rights or options to purchase shares of Common Stock of the corporation (except as stated below), the corporation shall be deemed to have issued the maximum number of shares of Common Stock into which such convertible security may be converted, or the maximum number of shares of Common Stock deliverable upon the exercise of such rights or options, for the consideration received by the corporation for such convertible securities or for such rights or options, as the case may be, before deducting any commissions or other expenses paid or incurred by the corporation for any underwriting of, or otherwise in connection with, the issuance of such convertible security or rights or options plus (i) any consideration or adjustment payment to be received by the corporation in connection with such conversion, or
          (ii) the minimum aggregate price at which shares of Common Stock of the corporation are to be delivered upon the exercise of such rights or options or, if no minimum price is specified and such shares are to be delivered at an option price related to the market value of the subject shares, an aggregate option price bearing the same relation to the market value of the subject shares at the time such rights or options were granted; provided that as to such options such further adjustments as shall be necessary on the basis of the actual option price at the time of exercise shall be made at such time if the actual option price is less than the aforesaid assumed option price. No further adjustment of the conversion price shall be made as a result of the actual issuance of shares of Common Stock of the corporation referred to in this Clause (B). On the expiration of such rights or options, or the termination of such right to convert, the conversion price hereunder shall be readjusted to such conversion price as would have obtained had the adjustments made upon the issuance of such rights, options, or convertible securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon the exercise of such rights or options or upon the conversion of any such securities.

                    (C) The consideration for any additional shares of Common Stock (or securities convertible into Common Stock) issued as a stock dividend shall be deemed to be nothing.

                    (D) In the event that any shares of Common Stock or any warrants, rights or options to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock shall be issued by the corporation for a consideration only a portion of which is cash or none of which is cash, the Board of Directors of the corporation shall determine the fair value of such consideration other than cash and the shares, warrants, rights, options or convertible or exchangeable securities shall be deemed to be issued for an amount of cash equal to the cash portion of the consideration, if any, plus the value so determined by the Board of Directors.

                    (E) The number of shares of stock of any class at the time outstanding shall include all shares of stock of that class then owned or held by or for the account of the corporation and shall include the aggregate number of shares deliverable in respect of the convertible securities, rights and options referred to in Clause (B) of this
          Section 7; provided that to the extent that such options, rights or conversion privileges are not exercised, such shares shall be deemed to be outstanding only until the expiration dates of the rights, options or conversion privileges or the prior cancellation thereof.

               If at any time or from time to time the corporation shall by subdivision, consolidation or reclassification of shares, or otherwise, change as a whole, the outstanding shares of Common Stock into a different number or class of shares, the outstanding shares issuable upon conversion of each share of Class C Stock and the conversion price per share shall be proportionately and correspondingly adjusted.

               Irrespective of any adjustments or changes in the conversion price, the shares of Class C Stock heretofore and hereafter issued shall continue to express the conversion price per share when initially issued.

               No adjustment of the conversion price shall be made as a result of or in connection with the issuance of shares of Common Stock (or securities convertible into Common Stock) pursuant to (i) restricted or qualified stock options outstanding on November 30, 1970, or pursuant to stock options intended to qualify as restricted or qualified stock options as defined in Sections 422 or 424 of the Internal Revenue Code (or successor provisions), assumed or granted by the Corporation after November 30, 1970, (ii) the conversion of the Class C Stock, or (iii) the conversion of convertible securities outstanding on March 1, 1971, or issued pursuant to an agreement between the corporation and the former shareholders of Penta Laboratories, Inc. (the "Penta Shareholders"), dated August 1, 1969, as amended by letter agreements dated August 1, 1969 and December 4, 1969 (the "Penta Agreements").

               Whenever the conversion price is adjusted as provided in this
          Section 7(c), the corporation will promptly obtain a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be regular auditors of the corporation) setting forth the conversion price and shares as so adjusted and a brief statement of the facts accounting for such adjustment, and will promptly file the same with the Secretary of the corporation and will cause to be mailed a brief summary thereof to the registered holders of the Class C Stock at their last addresses as they appear on the registry books of the corporation.

               (ii) If, prior to the redemption or repurchase in full or conversion in full of the Class C Stock, the corporation shall at any time consolidate with or merge into another corporation, the holder of each share of Class C Stock will thereafter receive, upon the conversion thereof, the securities or property to which a holder of the number of shares of Common Stock then issuable upon the conversion of such Class C Stock would have been entitled upon such consolidation or merger, and the corporation shall take such steps in connection with such consolidation or merger as may be necessary to assure that the provisions of the Class C Stock shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter issuable upon the conversion of the Class C Stock. A sale of all or substantially all the assets of the corporation for a consideration (apart from the assumption of obligations) consisting principally of securities shall be deemed a consolidation or merger for the foregoing purposes.

               (iii) No fractional shares shall be issued upon the conversion of any shares of Class C Stock, but in lieu thereof the corporation shall pay therefor in cash in proportion to the conversion price.

               (iv) In case:

                    (a) The corporation shall declare a dividend on Common Stock payable otherwise than in cash out of its earned surplus or payable in Common Stock; or

                    (b) The corporation shall authorize the granting to the holders of Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                    (c) of any reclassification of the Common Stock (other than a subdivision or combination of outstanding shares of Common Stock), or of any consolidation or merger to which the corporation is a party and for which approval of any shareholders of the corporation is required, or the sale or transfer of all or substantially all of the assets of the Company; or

                    (d) of the voluntary or involuntary dissolution, liquidation or winding up of the corporation; then the corporation shall cause to be mailed to the registered holders of the Class C Stock, first class, postage prepaid, at least 30 days prior to the applicable record date hereinafter specified, a notice summarizing such action or event and stating the record date for any such dividend or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend or rights are to be determined, the date on which any such reclassification, or consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected the holders of Common Stock of record shall be entitled to effect any exchange of their shares of Common Stock for securities or other property deliverable upon any such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

               (v) The issuance of certificate for shares of Common Stock upon the conversion of shares of Class C Stock shall be made without charge to the converting Class C Stock shareholders for any tax in respect to the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the holders of the shares of Class C Stock converted; provided, however, that (a) the corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the shares of Class C Stock converted, (b) the corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the corporation the amount of such tax or shall have established to the satisfaction of the corporation that such tax has been paid and (c) the corporation may refuse to effect any such transfer until evidence satisfactory to it is presented that such transfer does not violate the provisions of the Securities Act of 1933, as then in effect. The corporation may also require the printing on any certificate the legend provided for in
          Section 7(a) above.

               (vi) The corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, and shall obtain and keep in force such permits or other authorizations as may be required, and shall comply with all requirements as to registration or other qualification, in order to enable the corporation lawfully to issue and deliver solely for the purpose of effecting the conversion of the preferred shares, such number of common shares as shall from time to time be sufficient to effect the conversion of all shares of Class C Stock from time to time outstanding. The corporation shall from time to time in accordance with the laws of the State of California increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance upon conversion of Class C Stock shall not be sufficient to permit conversion of all the then outstanding Class B Stock.

               (vii) Shares of Class C Stock converted pursuant hereto shall not be reissued.

               (viii) Notwithstanding any other provisions of this Section 7, if the corporation has given notice pursuant to Section 5 or Section 6(b) hereof that any share of Class C Stock is to be redeemed, then the holder thereof shall have no right to convert such share during the 5 days prior to the date fixed for redemption, unless the corporation shall be unable to effect a redemption on the date so fixed, in which event the right to convert such share shall again exist as provided herein.

          8.   Restrictions.  So long as any shares of Class C Stock are issued
               ------------
and outstanding, the corporation shall not, without the affirmative vote or written consent of at least two-thirds of the shares of Class C Stock then outstanding:
               (a) Alter or amend any of the rights, privileges or preferences thereof; or
               (b) Increase the authorized number of shares of Preferred Stock;
     or

               (c) Create any other class of Preferred Stock on a parity with or superior to the shares of the corporation's 4% Preferred Series, Class B Stock or the Class C Stock; or

               (d) Subdivide or combine the outstanding shares of Common Stock;
     or

               (e) Enter into a merger or consolidation with any other corporation; or

               (f) Effect a voluntary winding up, dissolution or liquidation of the corporation."

          3. The authorized number of shares of Preferred Stock of this corporation is 5,000 shares of the par value of $100, of which 750 shares, designated 4% Cumulative Convertible Preferred Series, are authorized and 748 thereof are issued and outstanding, 2,500 shares, designated 7% Class B Convertible Preferred Stock are authorized, none of which is issued and outstanding, and the number of shares constituting the 7% Class C Convertible Preferred Stock which this corporation is authorized to issue is 1,000 shares, and none of which shares has been issued.

          Executed this 20th day of April, 1971, at Carpinteria, California.



                                     _________________________________________
                                     F. H. Campbell, President



                                     _________________________________________
                                     Margie E. Casten, Assistant Secretary

                                  VERIFICATION


          F. H. Campbell and Margie E. Casten each declare under penalty of perjury that they are the President and Assistant Secretary, respectively, of Kilovac Corporation, a California corporation, and that the matters set forth in the foregoing Certificate of Determination of Preferences are true and correct.

          Executed at Carpinteria, California, on April 20th, 1971.



                                     _________________________________________
                                     F. H. Campbell



                                     _________________________________________
                                     Margie E. Casten

                           CERTIFICATE OF AMENDMENT

                                      OF

                     ARTICLES OF INCORPORATION OF KILOVAC

          F. H. CAMPBELL and MARGIE E. CASTEN certify that:

          1. They are the President and the Assistant Secretary, respectively, of KILOVAC CORPORATION, a California corporation.

          2. The By-Laws of said corporation authorize the directors to amend the Articles of Incorporation of said corporation by unanimous written consent; by unanimous written consent of the Board of Directors of said corporation date August 12, 1971, the following resolution was adopted:

               "RESOLVED, that Article II of the Articles of Incorporation is hereby amended to read in full as follows:

               The principal office for the transaction of business of the corporation is to be located in the County of Santa
          Barbara, State of California.

               RESOLVED FURTHER, that the proper officers of this corporation are hereby authorized and directed to obtain the necessary approval of the stockholders of this corporation and, upon approval by the stockholders, to take all other steps necessary to amend the Articles of Incorporation of this corporation to reflect said change of said principal offices."

          3. The shareholders have adopted the amendment by written consent. The wording of the amended article, as set forth in the shareholders' resolution, is the same as that set forth in the directors' resolution in Paragraph 2 above.

          4. That the number of shares which consented to the adoption of said resolution is 105,820, and that the total number of shares entitled to consent to said amendment is 105,820.

                              ___________________________________________
                              F.H. Campbell, President


                              ___________________________________________
                              Margie E. Casten, Assistant Secretary

          Each of the undersigned declares, under penalty of perjury, that the matters set forth in the foregoing certificate are true and correct.

          Executed at Carpenteria, California, on October __, 1971.

                              ___________________________________________
                              F.H. Campbell, President


                              ___________________________________________
                              Margie E. Casten, Assistant Secretary

                           CERTIFICATE OF OWNERSHIP
                                      OF
                              KILOVAC CORPORATION
                               RE MERGER OF THE
                                DOW-KEY COMPANY


          Kilovac Corporation, a California corporation, does hereby certify:

          1. Kilovac Corporation owns all of the issued and outstanding shares of the common stock of The Dow-Key Company, a Minnesota corporation ("Dow-Key Company").

          2. The resolutions attached hereto as Exhibit "A" were adopted by unanimous written consent of the board of directors of Kilovac Corporation without a meeting.

          3. The By-Laws of Kilovac Corporation authorize any action required or permitted to be taken by the board of directors of said corporation under any provision of the California General Corporation Law to be taken without a meeting if all of the directors of the corporation consent in writing to such action.

          4. The merger of Dow-Key Company into Kilovac Corporation is permitted by the laws of the State of Minnesota, the state of incorporation of Dow-Key Company, and is in compliance therewith.

     IN WITNESS WHEREOF, Kilovac Corporation has executed this Certificate of Ownership this ____ day of October, 1971.

                              KILOVAC CORPORATION


                              By:_______________________________
                                    President


                              By:_______________________________
                                    Assistant Secretary


     Foster H. Campbell and Margie Casten, being, respectively, the President and Assistant Secretary of Kilovac Corporation, declare under penalty of perjury that the matters set forth in the foregoing Certificate of Ownership are true and correct. Executed at Los Angeles, California, on October __, 1971.


_______________________                     _____________________________
President                                   Assistant Secretary

                                  EXHIBIT "A"


               WHEREAS, this corporation owns all of the issued and outstanding shares of the common stock of The Dow-Key
          Company, a Minnesota corporation ("Dow-Key Company"); and

               WHEREAS it is deemed advisable and in the best interests of this corporation that Dow-Key Company be merged into this corporation and that this corporation be possessed of all of the estate, property, rights, privileges and franchises of said Dow-Key Company, subject to all of its liabilities and obligations and the rights of its creditors;

               NOW, THEREFORE, BE IT RESOLVED, that this corporation, in its capacity as the sole shareholder of Dow-Key Company, does hereby ratify, confirm and approve the plan of complete liquidation heretofore adopted by the Board of Directors of Dow-Key Company and that this corporation does further hereby adopt said plan;

               RESOLVED FURTHER, that in pursuance of said plan of complete liquidation, this corporation merge Dow-Key Company, its wholly owned subsidiary, into itself and assume all of the liabilities and obligations of said subsidiary, pursuant to Section 391,421 the Minnesota Business Corporation Act and Section 4124 of the Corporations Code of the State of California;

               RESOLVED FURTHER, that the President or any Vice President and the Secretary or any Assistant Secretary of this corporation be, and they hereby are, authorized and directed to execute, verify and file or cause to be filed in the office of the Secretary of State of the State of California, for the purpose of effecting said merger, a Certificate of Ownership in the form and manner contemplated by Section 4124 of the Corporations Code of the State of California.

               RESOLVED FURTHER, that the President or any Vice President and the Secretary or any Assistant Secretary of the corporation be, and they hereby are, authorized and directed to execute, verify and file or cause to be filed in the office of the Secretary of State of the State of Minnesota, for the purpose of effecting said merger, a Certificate of Ownership in the form and manner contemplated by Section 301.421 of the Minnesota Business Corporation Act;

               RESOLVED FURTHER, that the officers of this corporation be, and they hereby are, authorized and directed to do any and all things and to execute any and all documents which they shall deem necessary and proper in order to consummate the plan of complete liquidation and merger contemplated by the foregoing resolutions;

               RESOLVED FURTHER, that the foregoing plan of complete liquidation and merger contemplated thereby shall be fully consummated within the current taxable year of said subsidiary.

                           CERTIFICATE OF AMENDMENT
                                      OF
               ARTICLES OF INCORPORATION OF KILOVAC CORPORATION

          F. H. Campbell and Jerry L. Dysart certify that:

          1. They are the President and the Secretary, respectively, of KILOVAC CORPORATION, a California corporation.

          2. Article IV of the Articles of Incorporation of this corporation is amended to read as follows:

               "This corporation is authorized to issue three classes of stock, which shall be designated Common Stock, Preferred Stock, and Preference Stock, respectively. The total number of shares which this corporation is authorized to issue is 310,000 shares of three classes, consisting of 300,000 shares of Common Stock without series and with a par value of $.10 per share, 5,000 shares of Preferred Stock, $100 par value, and 5,000 shares of Preference Stock, without par value. The aggregate par value of all shares of stock that are to have a par value shall be $530,000.

               The shares of Preferred Stock and Preference Stock may be issued from time to time in one or more series. The Board of Directors of the corporation may, in their unlimited and unrestricted discretion, fix or alter the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices and the liquidation preferences of any wholly unissued series of shares of Preferred Stock and Preference Stock and the number of shares constituting any series and the designation of such series; and increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the resolution originally fixing the number of such series."

          3. The foregoing amendment of Articles of Incorporation has been duly approved by the Board of Directors.

          4. The foregoing amendment of Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the corporation is 105,820 shares of Common Stock, 748 shares of 4% Preferred Series, 2,500 shares of Class B Preferred Stock and 1,000 shares of Class C Preferred Stock. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required in the case of the Common Stock and the 4% Preferred Series was more than 50% and, in the case of the Class B Preferred Stock and Class C Preferred Stock, the vote required was more than two-thirds.


                                   ____________________________________________
                                   F.H. Campbell, President



                                   ____________________________________________
                                   Jerry E. Dysart, Secretary

                                 VERIFICATION

          Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct of his own knowledge. Executed at Carpinteria, California, on September 13, 1980.


                                   ____________________________________________
                                   F.H. Campbell, President


                                   ____________________________________________
                                   Jerry L. Dysart, Secretary

                         CERTIFICATE OF DETERMINATION
                                      OF
                              KILOVAC CORPORATION


          F. H. Campbell and Jerry L. Dysart certify that:

          1. They are the President and Secretary, respectively, of KILOVAC CORPORATION, a California corporation.

          2. The Articles of Incorporation of said corporation, as amended. authorize the issuance of 5,000 shares of Preference Stock, without par value, from time to time, in one or more series, and authorize the Board of Directors by resolution to fix the rights, privileges and references thereof and the number of shares constituting any unissued series of Preference Stock and the designation of such series, and that pursuant thereto the Board of Directors of said corporation, did duly adopt the following resolution by unanimous written consent:

               "RESOLVED, that this Board of Directors does hereby provide for the issuance of a series of Preference Stock of this corporation and does hereby fix and determine the rights, preferences, restrictions and other matters relating to said additional series of Preference Stock as follows:

               1. Designation and Number of Shares. This series shall be designated and known as the 14% Preference Stock, Second Series, (the "Second Series Stock"), and the number of shares constituting the Second Series Stock small be 49 shares.

               2.   Second Series Stock Dividends. The holders of
                    -----------------------------
          Second Series Stock shall be entitled to receive dividends at the rate of $140 per annum on each share thereof, payable, at the Discretion of the Board of Directors of the Corporation, in cash or other property determined by the Board of Directors of the Corporation in good faith to have an equivalent fair market value. Dividend payments shall be made quarterly on March 31, June 30, September 30 and December 31 of each year, or at such lesser intervals as the Board of Directors may from time to time determine. Such dividends shall accrue from the date of issuance of the respective shares of Second Series Stock and shall be deemed to accrue from day to day whether or not earned or declared. Such dividends shall be payable before any dividends shall be declared, paid upon or set apart for the Common Stock, and shall be cumulative so that if in any year or years dividends upon the outstanding Second Series Stock at the rate of $140 per annum for coach share thereof shall not have been paid hereon or set apart therefor, the amount of the deficiency shall be fully paid or declared and set apart for payment, but without interest, before any distribution, whether by day of dividend or otherwise, shall be declared, paid upon or set apart for the Common Stock. In addition to the foregoing, if at any time there shall be paid a dividend upon the Common Stock, there also shall be declared and paid a dividend upon the Second Series Stock in a substantially equivalent amount, treating each share of Second Series Stock as being such number of shares of Common Stock as would result from dividing the liquidation preference of such share of Second Series Stock by the then fair market value of a share of Common Stock and multiplying the quotient thus obtained by the per share dividend declared on the Common Stock. The determination of the amount of dividend allocable to each share of Second Series Stock shall be made by the Board of Directors of the Corporation, in good faith, and shall be payable, at the discretion of the Board of Directors of the Corporation, in cash or other property determined by the Board of Directors of the Corporation in good faith to have an equivalent fair market value.

               3.   Liquidation Preferences.
                    -----------------------

                    (a) In the event of a voluntary or involuntary liquidation, dissolution or winding up of this corporation, the holders of Second Series Stock shall be entitled to receive out of the assets of this Corporation, whether such assets are capital or surplus of any nature, an amount equal to $1,000 per share, and, in addition to such amount, a further amount equal to the dividends accrued, unpaid and accumulated thereon, as provided in Section 2 above, to the date of such distribution, whether earned or declared, or not, all on a parity with the shares of the Corporation's 4% Preferred Stock and 14% Preference Stock, First Series there outstanding and with the shares of any other series of Preferred Stock or Preference Stock that by its terms is entitled to participate on a parity with the 4% Preferred Stock or 14% Preference Stock, First Series.

                    (b) if upon such liquidation, dissolution or winding up, whether voluntary or involuntary, the assets thus distributed among the holders of the Second Series Stock shall be insufficient to permit the payment to such shareholders of the full preferential amounts aforesaid, then the entire assets of this Corporation to be distributed shall be distributed ratably among the holders of the 4% Preferred Stock and the 14% Preference Stock, First Series, the Second Series Stock and any other series of Preferred Stock or Preference Stock that by its terms is entitled to participate on a parity with the 4% Preferred Stock or the 14% Preference Stock, First Series.

                    (c) A consolidation or merger of this Corporation with or into any other corporation or corporations shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this paragraph.

                    4.   Voting Rights. Except as otherwise provided
                         -------------
          hereinafter, or as may be required by law, the holders of the shares of the Second Series Stock shall not be entitled to vote. If, however, any five consecutive quarterly dividends on the Second Series Stock shall not have been paid in full, the holders of the shares of Second Series Stock shall be entitled to one vote per share and to vote on all matters on which holders of Common Stock of the Corporation are entitled to vote. Such voting rights shall cease when all accrued and unpaid dividends are paid in fall as provided in Section 2 above.

                    5.   Redemption. The Corporation may at any time,
                         ----------
          on or after June 30, 1986, at the option of the Board of Directors, redeem the whole or from time to time any part of the Second Series Stock, by paying in cash for each share an amount equal to $1,000 per share plus an amount equal to all dividends accrued, unpaid and accumulated thereon, as provided in Section 2 hereof, to and including the date fixed for redemption the total amount of such amounts being hereinafter referred to as the redemption price." Should only a part of the Second Series Stock outstanding be redeemed, such redemption shall be effected by lot as prescribed by the Board of Directors or pro rata. No Second Series Stock may be redeemed unless all accrued dividends, as provided in Section 2 hereof, on all outstanding shares of Second Series Stock (whether or not such shares are then being redeemed) shall have been paid. At least thirty (30) days prior notice by mail, postage prepaid, shall be given to each holder of record of the shares of Second Series Stock to be redeemed, at his last known address shown on the records of the Corporation. On or before the date fixed for redemption, each holder of Second Series Stock called for redemption shall surrender its certificate for such shares to the Corporation at the place designated in the notice of redemption and shall thereupon be redemption entitled to receive payment of the price. In case less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If such redemption notice shall have been duly given and if on the date fixed for redemption, funds necessary for the redemption shall be legally available therefor, then all rights with respect to such shares so called for redemption, whether or not surrendered, shall terminate except for the right payment as herein provided upon surrender of such certificates therefor to the date fixed for redemption.

               6.   Conversion. The Second Series Stock shall not be
                    ----------
          convertible into any other shares of stock of the Corporation."

          3. The authorized number of shares of Preference Stock of this Corporation is 5,000 shares, without par value, of which 211 shares designated and known as the 14% Preference Stock, First Series, is issued and outstanding, and the number of shares constituting the 14% Preference Stock, Second Series, which this Corporation is authorized to issue is 49 shares, none of which shares has been issued.

     Executed this ____ day of _________, 1981, at Carpinteria, California.



                                   ___________________________________________
                                   F. H. CAMPBELL, PRESIDENT



                                   __________________________________________
                                   JERRY L. DYSART, SECRETARY

                            VERIFICATION

          Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct of his own knowledge. Executed at Carpinteria, California, on September 13, 1980.



                                   __________________________________________
                                   F.H. Campbell



                                   ___________________________________________
                                   Jerry L. Dysart

                         CERTIFICATE OF DETERMINATION
                                      OF
                              KILOVAC CORPORATION


          F. H. Campbell and Jerry L. Dysart certify that:

          1. They are the President and Secretary, respectively, of KILOVAC CORPORATION, a California corporation.

          2. The Articles of Incorporation of said corporation, as amended, authorize the issuance of 5,000 shares of Preference Stock, without par value, from time to time, in one or more series, and authorize the Board of Directors by resolution to fix the rights, privileges and preferences thereof and the number of shares constituting any unissued series of Preference Stock and the designation of such series, and that pursuant thereto the Board of Directors of said corporation, did duly adopt the following resolution by unanimous written consent:

               "RESOLVED, that this Board of Directors does hereby provide for the issuance of a series of Preference Stock of this corporation and does hereby fix and determine the rights, preferences, restrictions and other matters relating to said additional series of Preference Stock as follows:

               1.   Designation and Number of Shares. This series of
                    --------------------------------
          Preference Stock shall be designated and known as the 14% Preference Stock, First Series, (the "First Series Stock"), and the number of shares constituting the First Series Stock shall be 211 shares.

               2.   First Series Stock Dividends. The holders of First
                    ----------------------------
          Series Stock shall be entitled to receive dividends at the rate of $140 per annum on each share thereof, payable, at the discretion of the Board of Directors of the Corporation, in cash or other property determined by the Board of Directors of the Corporation in good faith to have an equivalent fair market value. Dividend payments shall be made quarterly on March 31, June 30, September 30 and December 31 of each year, or at such lesser intervals as the Board of Directors may from time to time determine. Such dividends shall accrue from the date of issuance of the respective shares of First

          Series Stock and shall be deemed to accrue from day to day whether or not earned or declared. Such dividends shall be payable before any dividends shall be declared, paid upon or set apart for the Common Stock, and shall be cumulative so that if in any year or years dividends upon the outstanding First Series Stock at the rate of $140 per annum for each share thereof shall not have been paid thereon or set apart therefor, the amount of the deficiency shall be fully paid or declared and set apart for payment, but without interest, before any distribution, whether by way of dividend or otherwise, shall be declared, paid upon or set apart for the Common Stock. In addition to the foregoing, if at any time there shall be paid a dividend upon the Common Stock, there also shall be declared and paid a dividend upon the First Series Stock in a substantially equivalent amount, treating each share of First Series Stock as being such number of shares of Common Stock as would result from dividing the liquidation preference of such share of First Series Stock by the then fair market value of a share of Common Stock and multiplying the quotient thus obtained by the per share dividend declared on the Common Stock. The determination of the amount of dividend allocable to each share of First Series Stock shall be made by the Board of Directors of the Corporation in good faith, and shall be payable, at the discretion of the Board of Directors of the Corporation, in cash or other property determined by the Board of Directors of the Corporation in good faith to have an equivalent fair market value.

          3.   Liquidation Preferences.
               -----------------------

               (a) In the event of a voluntary or involuntary liquidation, dissolution or winding up of this Corporation, the holders of First Series Stock shall be entitled to receive out of the assets of this Corporation, whether such assets are capital or surplus of any nature, an amount equal to $1,000 per share, and, in addition to such amount, a further Amount equal to the dividends accrued, unpaid and accumulated thereon, as provided in Section 2 above, to the date of such distribution, whether earned or declared, or not, all on a parity with the shares of the corporation's 4% Preferred Stock then outstanding and with the shares of any other series of Preferred Stock or Preference Stock that by its terms is entitled to participate on a parity with the 4% Preferred Stock.

               (b) If upon such liquidation, dissolution or winding up, whether voluntary or involuntary, the assets thus distributed among the holders of the First Series Stock shall be insufficient to permit the payment to such shareholders of the full preferential amounts aforesaid, than the entire assets of this corporation to be distributed shall be distributed ratably among the holders of the 4% Preferred Stock, the First Series Stock and any other series of Preferred Stock or Preference Stock that by its terms is entitled to participate on a parity with the 4% Preferred Stock.

               (c) A consolidation or merger of this Corporation with or into any other corporation or corporations shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this paragraph.

               4.   Voting Rights. Except as otherwise provided
                    -------------
          hereinafter, or as may be required by law, the holders of the shares of the First Series Stock shall not be entitled to vote. If, however, any five consecutive quarterly dividends on the First Series Stock shall not have been paid in full, the holders of the shares of First Series Stock shall be entitled to one vote per share and to vote on all matters on which holders of Common Stock of the Corporation are entitled to vote. Such voting rights shall cease when all accrued and unpaid dividends are paid in full as provided in Section 2 above.

               5.   Redemption. The Corporation way at any time, on or
                    ----------
          after June 30, 1985, at the option of the Board of Directors, redeem the whole or from time to time any part of the First Series Stock, by paying in cash for each share an amount equal to $1,000 per share plus an amount equal to all dividends accrued, unpaid and accumulated thereon, as provided in Section 2 hereof, to and including the date fixed for redemption, the total of such amounts being hereinafter referred to as the "redemption price". Should only a part of the First Series Stock outstanding be redeemed, such redemption shall be effected by lot as prescribed by the Board of Directors or pro rata. No First Series Stock may be redeemed unless all accrued dividends, as provided in Section 2 hereof, on all outstanding shares of First Series Stock (whether or not such shares are then being redeemed) shall have been paid. At least thirty (30) days prior notice by mail, post-age prepaid, shall be given to each holder of record of the shares of First Series Stock to be redeemed, at his last known address shown on the records of the Corporation. On or before the date fixed for redemption, each holder of First Series Stock called for redemption shall surrender his certificate for such shares to the Corporation at the place designated in the notice of redemption and shall thereupon be entitled to receive payment of the redemption price. In case less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If such redemption notice shall have been duly given and if on the date fixed for redemption, funds necessary for the redemption shall be early available therefor, then all rights with respect to such shares so called for redemption, whether or not surrendered, shall terminate except for the right of payment as herein provided upon surrender of such certificates therefor to the date fixed for redemption.

               6.   Conversion. The First Series Stock shall not be
                    ----------
          convertible into any other shares of stock of the Corporation."

          3. The authorized number of shares of Preference Stock of this Corporation is 5,000 shares, without par value, none of which is issued and outstanding, and the number of shares constituting the 14% Preference Stock, First Series, which this Corporation is authorized to issue is 211 shares, none of which shares has been issued.

          Executed this 13th day of September, 1980, at Carpinteria, California.



                                   ___________________________________________
                                   F.H. Campbell, President



                                   ___________________________________________
                                   Jerry L. Dysart, Secretary

                                 VERIFICATION

          Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct of his own knowledge. Executed at Carpinteria, California, on September 13, 1980.



                                   ___________________________________________
                                   F.H. Campbell, President



                                   ___________________________________________
                                   Jerry L. Dysart, Secretary

                        CERTIFICATE OF DETERMINATION OF
                                      OF
                    PREFERRED STOCK OF KILOVAC CORPORATION


          F.H. Campbell and Margie E. Casten certify that:

          1. They are the President and the Assistant Secretary, respectively, of KILOVAC CORPORATION, a California corporation.

          2. The Articles of Incorporation of said corporation, as amended, authorize the issuance of 5,000 shares of preferred stock, par value $100 per share, from time to time, in one or more series, and authorize the Board of Directors by resolution to fix the rights, privileges and preferences thereof and the number of shares constituting any unissued series of preferred stock and the designation of such series, and that pursuant thereto the Board of Directors of said corporation, at a meeting duly held on January 31, 1971, in Santa Barbara, California, at which meeting a quorum was present and acting throughout, did duly adopt the following resolution:

               "RESOLVED, that this Board of Directors does hereby provide for the issuance of an additional shares of Preferred Stock of this corporation and does hereby fix and determine the rights, preferences, restrictions and other matters relating to said additional series of Preferred Stock as follows:

               1.  Designation and Number of Shares.  This series of Preferred
                   --------------------------------
     Stock shall be designated and known as the 7% Class B Convertible Preferred Stock, $100 par value (the "Class B Stock"), and the number of shares constituting the Class B Stock shall be 2,500 shares.

               2.  Class B Stock Dividends.  The holders of Class B Stock shall
                   -----------------------
     be entitled to receive dividends at the rate of 7% per annum on the par value thereof, payable in cash. Dividend payments shall be made quarterly on March 31, June 30, September 30 and December 31 of each year, or at such lesser intervals as the Board of Directors may from time to time determine. Such dividends shall accrue from the date of issuance of the respective shares of Class B Stock and shall be deemed to accrue from day to day whether or not earned or declared. Such dividends shall be payable before any dividends shall be declared or paid or set apart for the Common Stock, and shall be cumulative so that if in any year or years dividends upon the outstanding Class B Stock at the rate of 7% per annum of the par value thereof shall not have been paid thereon or set apart therefor, the amount of the deficiency shall be fully paid or declared and set apart for payment, but without interest, before any distribution, whether by way of dividend or otherwise, shall be declared or paid upon or set apart for the Common Stock.

          3.   Liquidation Preferences.
               -----------------------

               (a) Except as provided in paragraph (b) of this Section 3, in the event of a voluntary or involuntary liquidation, dissolution or winding up of this corporation, the holders of Class B Stock shall be entitled to receive out of the assets of this corporation, whether such assets are capital or surplus of any nature, an amount equal to the par value of the Class B Stock; and, in addition to such amount, a further amount equal to the dividends unpaid and accumulated thereon, as provided in Section 2 above to the date of such distribution, whether earned or declared, or not, all on a parity with the shares of the Company's 4% Preferred Series then outstanding and with the shares of any other series of Preferred Stock that by its terms is entitled to participate on a parity with the 400 Preferred Series.

               (b) In the event of an involuntary liquidation, dissolution or winding up of this corporation, the holders of Class B Stock, but only while they retain conversion rights pursuant to the provisions of Section 7 hereof, shall be entitled to receive out of the assets of this corporation an amount equal to the greater of the amount receivable pursuant to provisions of paragraph (a) of this Section 3 or that amount which they would receive as holders of the Common Stock had they converted their Class B Stock into Common Stock pursuant to the provisions of Section 7 hereof immediately prior to such liquidation, dissolution or winding up of the corporation.

               (c) If upon such liquidation, dissolution or winding up, whether voluntary or involuntary, the assets thus distributed among the holders of the Class B Stock shall be insufficient to permit the payment to such shareholders of the full preferential amounts aforesaid, then the entire assets of this corporation to be distributed shall be distributed ratably among the holders of the 4% Preferred Series, the Class B Stock and any other series of Preferred Stock that by its terms is to share in such distribution with the 4% Preferred Series.

               (d) A consolidation or merger of this corporation with or into any other corporation or corporations shall not be deemed to be a liquidation, dissolution or winding up within the meaning of this paragraph.

          4.   Voting Rights.  Except as otherwise provided hereinafter, the
               -------------
     holders of the shares of Class B Stock as a class shall be entitled to elect one director. If, however: (i) all quarterly dividends cumulated on the Class B Stock as of March 31, 1973., shall not have been paid in full by April 15, 1973; or (ii) any cumulated dividends payable on the Class B Stock for any year subsequent to March 31, 1973 shall not have been paid in full as of

     April 15 of any year subsequent to 1973; or (iii) the corporation shall fail to create a Sinking Fund at the times and to the extent provided for in Section 6 hereof; or (iv) the corporation at any tine is in default under that certain agreement by and among the corporation and Wells Fargo Investment Company dated March 31, 1971 and fails to cure any such default within 15 days of the giving of written notice thereof by Wells Fargo Investment Company; or (v) the corporation issues any further shares of Class B Stock (except as provided in Section 8 hereof) or declares a dividend on its Common Stock without the prior written consent of the holders of the Class B Stock, then the holders of the Class B Stock as a class shall be entitled to elect the smallest number of directors constituting two-thirds of the Board of Directors and the holders of the remaining voting stock of the corporation shall retain the right to elect only the remaining director or directors until all defaults giving rise to the special voting rights of the holders of Class B Stock have been cured or waived, at which time the voting rights shall revert to their status prior to the occurrence of such defaults. Any officer, director, or shareholder may call a special meeting of all shareholders of the corporation in the manner prescribed in the By-Laws for the purpose of electing directors pursuant to this Section, and for such purpose shall have access to the records of the corporation upon such defaults. Upon restoration of full voting rights to their previous status, the term of the additional directors elected by the holders of the Class B stock shall expire and a special meeting of all shareholders may be called to elect a number of directors sufficient to fill all existing positions, or the Board of Directors, if permitted by the By-Laws, may fill such vacancies,

          5.   Redemption.  The corporation may, at the option of the Board of
               ----------
     Directors, redeem the whole or from time to time any part of the Class B Stock on and after

     December 31, 1978, by paying in cash for each share an amount equal to the par value of each share plus an amount equal to all dividends accrued, unpaid and accumulated thereon as provided in Section 2 hereof to and including the date fixed for redemption, the total of such amounts being hereinafter referred to as the "redemption price". Should only a part of the Class B Stock outstanding be redeemed, such redemption shall be effected by lot as prescribed by the Board of Directors or pro rata. No Class B Stock may be redeemed unless all accrued dividends as provided for in Section 2 hereof on all outstanding shares of Class B Stock shall have been paid for all past dividend periods and full dividends as provided for in Section 2 hereof for the current period declared upon all Class B Stock, except the shares to be redeemed. At least twenty (20) days prior notice by mail, postage prepaid, shall be given to each holder of record of the shares of Class B Stock to be redeemed, at his last known address shown on the records of the corporation. On or before the date fixed for redemption, each holder of Class B Stock called for redemption shall, unless he shall have previously exercised his option to convert his Class B Stock as provided in Section 7 hereof, surrender his certificate for such shares to the corporation at the place designated in the notice of redemption and shall thereupon be entitled to receive payment of the redemption price. In case less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If such redemption notice shall have been duly given and if on the date fixed for redemption, funds necessary for the redemption shall be legally available therefor, when all rights with respect to such shares so called for redemption, whether or not surrendered, shall terminate except for the right of interest upon Surrender of such certificates therefor to the date fixed for redemption.

          6.   Sinking Fund.
               ------------

               (a) On or before March 31, 1979 the corporation shall create from the net earnings of the corporation for any preceding fiscal year or years, after full payment or provision for payment of dividends on the Class B Stock and all other shares of the corporation ranking prior to or on a parity with the Class B Stock for all prior fiscal years through the end of the last preceding dividend period for such shares, as a sinking fund for the purchase or redemption of the Class B Stock (hereinafter called the "Sinking Fund"), cash, bonds or other certificates of indebtedness of the United State of America or corporate bonds, rated A or better by any of the standard bond rating services and listed on the New York Stock exchange, in a sum equal to 33% of the par value of the total number of shares of Class B Stock originally outstanding. On or before each of March 31, 1980 and March 31, 81, the corporation shall add to Sinking Fund, from net earnings as aforesaid, an additional sum in each case equal to 33% of the par value of the total number of shares of Class B Stock originally outstanding. If on any March 31 referred to above the net earnings after such payment or provision for payment of dividends shall be insufficient to discharge the applicable Sinking Fund requirement in full, then the net earnings shall be set aside for the Sinking Fund. The Sinking Fund requirements shall be cumulative so that if for any year or years the requirements shall not be fully discharged the net earnings, after payment or provisions for dividends, for each fiscal year thereafter shall be applied thereto until the requirements are fully discharged.

               (b) On or before June 30 in each of the years 1979, 1980 and

     1981, respectively the cash or bonds in the Sinking Fund as of such date shall be used to acquire one-third of the total number of shares of Class B Stock originally outstanding to the extent of the amount then in the Sinking Fund, by purchase, at a price or prices not exceeding the par value thereof, or by redemption, at the par value thereof, in the manner provided in Section 5 hereof, in each case plus accrued dividends thereon to the date of such purchase or redemption which shall be paid from the general funds of the corporation and not from the Sinking Fund, or by both such purchase and such redemption. Upon retirement of all Class B Stock, any cash or bonds remaining in the Sinking Fund in excess of that required to complete payment for any shares purchased or agreed to be purchased, or to redeem shares called for redemption through the operation of the Sinking Fund, shall become a part of the general funds of the corporation.

          7.   Conversion Rights.
               -----------------

               (a) The holder of any share or shares of Class B Stock shall have the right, at his option, at any time after December 31, 1971, subject to the terms and provisions of this Section 7, to convert any such share or shares of Class Stock (valuing each Class B share at $100 for the purpose of such conversion) into shares of Common Stock of the corporation, initially at the price of $3.354 per share of Common Stock, or, in case an adjustment of such amount has taken place pursuant to the provisions of this Section 7 hereof, then at the amount as last adjusted (said initial or adjusted price being referred to herein as the "conversion price"), upon surrender of the certificate or certificates for such share or shares of Class B Stock to the corporation at any time during usual business hours at the office of the corporation or at the office of any transfer agent for the shares of Class B Stock or at such other place, if any, as the Board of Directors shall determine, together with written notice (hereinafter referred to as the "conversion notice"), that the holder elects to convert such share or shares of Class B Stock into Common Stock in accordance with the provisions hereof, and specifying the name or names in which the shares of stock issuable upon such conversion shall be registered, together with the addresses of the persons so named, and accompanied by a written instrument or instruments of transfer in form satisfactory to the corporation duly executed by the holder or his attorney duly authorized in writing; provided, however, that notwithstanding any other provision of this Section 7, if the corporation has given notice pursuant to Section 5 or Section 6(b) hereof that any share of Class B Stock is to be redeemed, then the holder thereof shall have no right to convert such share during the 5 days prior to the date fixed for redemption, unless the corporation shall be unable to effect a redemption on the date so fixed, in which event the right to convert such share shall again exist as provided herein. In the event the names so specified are different from the name of the registered holder of the Class B Stock so converted, the holder shall also furnish the corporation with evidence satisfactory to it that registration of such shares is not required under the Securities Act of 1933, as then in effect, and, if the corporation's counsel shall advise it to do so, the corporation shall have the right to place on the certificates evidencing such shares an appropriate legend restricting the transfer thereof.

               (b) As promptly as practicable after the surrender, as herein provided, of any certificate or certificates for such share or shares of Class B Stock for conversion and the receipt of the conversion notice relating thereto, the corporation shall deliver or caused to be delivered at said office to or upon the written order of the person for whose account such share or shares of Class B Stock were so surrendered, certificates representing the number of fully-paid and non-assessable shares of Common Stock of the corporation to which he shall be entitled, imprinted with a legend restricting the transfer thereof, if appropriate, together with a cash adjustment for any fraction of a share as hereinafter stated if not evenly convertible plus all dividends accrued and unpaid thereon to the date of conversion. Subject to the following provisions of this paragraph 7 hereof, such conversion shall be deemed to have been made at the close of business on the date of such surrender of the share or shares of Class B Stock to be converted and the person or persons entitled to receive the shares of Common Stock upon conversion of such share of Class B Stock shall be treated for all purposes as having become the record holder or holders of such shares of Common stock at such time and such conversion shall be at the conversion price in effect at such time.

               (c) Adjustments to conversion price shall be made as follows:

                   (i) Subject to the exceptions referred to below, in case the corporation shall at any time or from time to time after the date hereof issue any additional shares of Common Stock for a consideration per share less than the conversion price in effect immediately prior to the issuance of such additional shares, or without consideration, then, and thereafter successively upon each such issuance, the conversion price in effect immediately prior to the issuance of such additional shares shall forthwith be reduced to a price determined by dividing an amount equal to (x) the total number of shares of common stock outstanding immediately prior to such issuance, multiplied by the conversion price in effect immediately prior to such issuance, plus (y) the consideration, if any, received by the corporation upon such issuance, by the total number of shares of corporation stock outstanding immediately after the issuance of such additional shares.

          For the purposes of any adjustment as provided in this Section 7(c), the following provisions shall also be applicable:

                         (A) In case of the issuance of additional shares of Common Stock solely for cash, the consideration received by the corporation therefor shall be deemed to be the net cash proceeds received by the corporation for such shares before deducting any commissions or other expenses paid or incurred by the corporation for any underwriting of, or otherwise in connection with, the issuance of such shares,

                         (B) In case of the issuance by the corporation of (i) any security that is convertible into shares of Common Stock of the corporation (other than the Class B Stock and shares of Class C preferred stock initially convertible into not more than 29,815 shares of Common Stock), or (ii) any rights or options to purchase shares of Common Stock of the corporation (except as stated below), the corporation shall be deemed to have issued the maximum number of shares of Common Stock into which such convertible security may be converted, or the maximum number of shares of Common Stock deliverable upon the exercise of such rights or options, for the consideration received by the corporation for such convertible securities or for such rights or options, as the case may be, before deducting any commissions or other expenses paid or incurred by the corporation for any underwriting of, or otherwise in connection with, the issuance of such convertible security or rights or options plus (i) any consideration or adjustment payment to be received by the corporation in connection with such conversion, or (ii) the minimum aggregate price at which shares of Common Stock of the Corporation are to be delivered upon the exercise of such rights or options or, if no minimum price is specified and such shares are to be delivered at an option price related to the market value of the subject shares, an aggregate option price bearing the same relation to the market value of the subject shares at the time such rights or options were granted; provided that as to such options such further adjustments as shall be necessary on the basis of the actual option price at the time of exercise shall be made at such time if the actual option price is less than the aforesaid assisted option price. No further adjustment of the conversion price shall be made as a result of the actual issuance of shares of Common Stock of the corporation referred to in this Clause (B). On the expiration of such rights or options, or the termination of such right to convert, the conversion price hereunder shall be readjusted to such conversion price as would have obtained the adjustments made upon the issuance of such rights, options, or convertible securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon the exercise of such rights or options or upon the conversion of any such securities.

                         (C) The consideration for any additional shares of Common Stock (or securities convertible into Common Stock) issued as a stock dividend shall be deemed to be nothing.

                         (D) In the event that any shares of Common Stock or any warrants, rights or options to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock shall be issued by the corporation for a consideration only a portion of which is cash or none of which is cash, the Board of Directors of the corporation shall determine the fair value of such consideration other than cash and the shares, warrants, rights, options or convertible or exchangeable securities shall be deemed to be issued for an amount of cash equal to the cash portion of the consideration, if any, plus the value so determined by the Board of Directors.

                         (E) The number of shares of stock of any class at the time outstanding shall include all shares of stock of that class then owned or held by or for the account of the corporation and shall include the aggregate number of shares deliverable in respect of the convertible securities, rights and options referred to in Clause (B) of this Section 7; provided that to the extent that such options, rights or conversion privileges are not exercised, such shares shall be deemed to be outstanding only until the expiration dates of the rights, options or conversion privileges or the prior cancellation thereof.

                If at any time or from time to time the corporation shall by subdivision, consolidation or reclassification of shares, or otherwise, change as a whole, the outstanding shares of Common Stock into a different number or class of shares, the outstanding shares issuable upon conversion of each share of Class B Stock and the conversion price per share shall be proportionately and correspondingly adjusted.

                Irrespective of any adjustments or changes in the conversion price, the shares of Class B Stock heretofore and hereafter issued shall continue to express the conversion price per share when initially issued.

                No adjustment of the conversion price shall be made as a result of or in connection with the issuance of shares of Common Stock (or securities convertible into Common Stock) pursuant to (i) restricted or qualified stock options outstanding on November 30, 1970, or pursuant to stock options intended to qualify as restricted or qualified stock options as defined in Sections 422 or 424 of the Internal Revenue

          Code (or successor provisions) assured or granted by the Corporation after November 30, 1970, (ii) the conversion of the Class B Stock, or
          (iii) the conversion of convertible securities outstanding on November 30, 1970, or issued pursuant to an agreement between the corporation and the former shareholders of Penta Laboratories, Inc. (the "Penta Shareholders"), dated August 1, 1969, as amended by letter agreements dated August 1, 1969 and December 4, 1969 (the "Penta Agreement"). In the event the corporation should be required to issue pursuant to the Penta Agreement and employment agreements executed in connection therewith in excess of 18,927 shares of Common Stock, the issuance of any such shares in excess of 18,927 shares shall be deemed to be issued without consideration for the purposes of this Section 7(c) and appropriate adjustments shall be made in the conversion price.

                Whenever the conversion price is adjusted as provided in this
          Section 7(c), the corporation will promptly obtain a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be regular auditors of the corporation) setting forth the conversion price and shares as so adjusted and a brief statement of the facts accounting for such adjustment, and will promptly file the same with the Secretary of the corporation and will cause to be mailed a brief summary thereof to the registered holders of the Class B Stock at their last addresses as they appear on the registry books of the corporation.

                (ii) If, prior to the redemption or repurchase in full or conversion in full of the Class B Stock, the corporation shall at any tire consolidate with or merge into another corporation, the holder of each share of Class B Stock will thereafter receive, upon the conversion thereof, the securities or property to which a holder of the number of shares of Common Stock then issuable upon the conversion of such Class B Stock would have been entitled upon such consolidation or merger, and the corporation shall take such steps in connection with such consolidation or merger as may be necessary to assure that the provisions of the Class B Stock shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or property thereafter issuable upon the conversion of the Class B Stock. A sale of all or substantially all the assets of the corporation for a consideration (apart from the assumption of obligations) consisting principally of securities shall be deemed a consolidation or merger for the foregoing purposes.

                (iii) No fractional shares shall be issued upon the conversion of any shares of Class B Stock, but in lieu thereof the corporation shall pay therefor in cash in proportion to the conversion price.

                (iv)  In case:

                      (a) The corporation shall declare a dividend on Common
               Stock payable otherwise than in cash out of its earned surplus or payable in Common Stock; or

                      (b) The corporation shall authorize the granting to the
               holders of Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                      (c) of any reclassification of the Common Stock (other
               than a subdivision or combination of outstanding shares of Common Stock), or of any consolidation or merger to which the corporation is a party and for which approval of any shareholders of the corporation is required, or the sale or transfer of all or substantially all of the assets of the Company; or

                      (d) of the voluntary or involuntary dissolution,
               liquidation or winding up of the corporation; then the corporation shall cause to be mailed to the registered holders of the Class B Stock, first class, postage prepaid, at least 30 days prior to the applicable record date hereinafter specified, a notice summarizing such action or event and stating the record date for any such dividend or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend or rights are to be determined, the date on which any such reclassification, or consolidation merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected the holders of Common stock of record shall be entitled to effect any exchange of their shares of Common Stock for securities or other property deliverable upon any such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

               (v) The issuance of certificate for shares of Common Stock upon the conversion of shares of Class B Stock shall be made without charge to the converting Class B Stock shareholders for any tax in respect to the issuance of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the holders of the shares of Class B Stock converted; provided, however, that (a) the corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the shares of Class B Stock converted, (b) the corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the corporation the amount of such tax or shall have established to the satisfaction of the corporation that such tax has been paid and (c) the corporation may refuse to effect any such transfer until evidence satisfactory to it is presented that such transfer does not violate the provisions of the Securities Act of 1933, as then in effect. The corporation may also require the printing on any certificate the legend provided for in Section 7(a) above.

                (vi) The corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, and shall obtain and keep in force such permits or other authorizations as may be required, and shall comply with all requirements as to registration or other qualification, in order to enable the corporation lawfully to issue and deliver solely for the purpose of effecting the conversion of the preferred shares, such number of common shares as shall from time to time be sufficient to effect the conversion of all shares of Class B Stock from time to time outstanding. The corporation shall from time to time in accordance with the laws of the State of California increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance upon conversion of Class B Stock shall not be sufficient to permit conversion of all the then outstanding Class B stock.

                (vii) Shares of Class B Stock converted pursuant hereto shall not be reissued.

          8.   Restrictions.  So long as any shares of Class B Stock are issued
               ------------
     and outstanding, the corporation shall not, without the affirmative vote or written consent of at least two-thirds of the shares of Class B Stock then outstanding:
               (a) Alter or amend any of the rights, privileges or references thereof; or

               (b) Increase the authorized number of shares of Preferred Stock;
or
               (c) Create any other class of Preferred Stock on a parity with or superior to the shares of the 4% Preferred Series, the Class B Stock or not to exceed 1,000 shares of Class C Preferred Stock (which Class C Preferred Stock shall not be superior to the 4% Preferred Stock or the Class B Stock); or

               (d) Subdivide or combine the outstanding shares of Common Stock;
     or
               (e) Enter into a merger or consolidation with any other corporation; or

               (f) Effect a voluntary winding up, dissolution or liquidation of the corporation."

          3. The authorized number of shares of Preferred Stock of this corporation is 5,000 shares of the par value of $100, of which 750 shares, designated 4% Cumulative Convertible Preferred Series, are authorized and 748 thereof are issued and outstanding, 1,000 shares, designated 7% Class C Convertible Preferred Stock, are authorized and none of which is issued and outstanding, and the number of shares constituting the 7% Class B Convertible Preferred Stock which this corporation is authorized to issue is 2,500 shares, and none of which shares has been issued.

          Executed this _____ day of April, 1971, at Carpinteria, California.

                              _______________________________________________
                              F. H. Campbell, President



                              _______________________________________________
                              Margie E. Casten, Assistant Secretary

                                 VERIFICATION

          F. H. Campbell and Margie E. Casten each declare under penalty of perjury that they are the President and Assistant Secretary, respectively, of Kilovac Corporation, a California corporation, and that the matters set forth in the foregoing Certificate of Determination of Preferences are true and correct.

          Executed at Carpinteria, California, on April __, 1971.

                                 ______________________________________________



                                 ______________________________________________

                           CERTIFICATE OF AMENDMENT
                                      OF
                           ARTICLE OF INCORPORATION
                                      OF
                              KILOVAC CORPORATION


          PHILIP L. SMITH and RICHARD A. EDICK certify that:

          1. They are the president and the secretary, respectively, of Kilovac Corporation, a California corporation.

          2. Article IV of the articles of incorporation of this corporation is amended to read as follows:

          "The corporation is authorized to issue two classes of shares to be designated 'Class A,' and 'Class B', herein referred to as 'Class A Common Shares' and Class B Common Shares', respectively. Upon the amendment of this article to read as herein set forth, each outstanding share of common stock is hereby reclassified and reconstituted as one share of Class A Common Shares.

          The holders of the Class A Common Shares shall have and possess 10 votes per each share of Class A Common Shares, and the holders of the Class B Common Shares shall have and possess 1 vote per each share of Class B Common Shares.

          The total number of Class A Common Shares authorized is 200,000, and the total number of Class B Common Shares authorized is 200,000."

          3. The foregoing amendment of articles of incorporation has been duly approved by the board of directors.

          4. The foregoing amendment of articles of incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 of the Corporations Code. The total number of outstanding shares of the corporation is 53,379. The number of shares voting in favor of the amendment equalled or exceeded the vote required. The percentage vote required was more than 50%.

We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

Date:___________________, 1991


                                         ____________________________________
                                         Philip L. Smith, President


                                         ____________________________________
                                         Richard A. Edick, Secretary

                                      -2-